                      SECOND ASSIGNMENT OF AND AMENDMENT TO
                       THE PROFESSIONAL SERVICES AGREEMENT
                         FOR RADIATION THERAPY SERVICES

                                     BETWEEN

                     USCC HEALTHCARE MANAGEMENT CORPORATION,
                     RADIATION ONCOLOGY MEDICAL GROUP, INC.
                           USCC MEDICAL GROUP-CA, INC.
                             USCMC-USCC PARTNERSHIP
                                       AND
                       THE PERMANENTE MEDICAL GROUP, INC.

THIS SECOND ASSIGNMENT OF AND AMENDMENT TO AGREEMENT ("Second Assignment and Amendment") is made and entered into as of April 1, 2001, by and between The Permanente Medical Group, Inc., a California professional medical corporation ("TPMG"), Radiation Oncology Medical Group, a California professional medical corporation ("ROMG"), USCC Health Care Management Corporation, a California corporation ("USCC"), USCC Medical Group-CA, Inc., a California professional medical corporation ("USCCMG-CA"), The USCMC-USCC Partnership, a partnership between US Cancer Management Corporation and USCC ("PARTNERSHIP") and AuSam Medical Group, Inc., a California professional medical corporation ("AUSAM").

                                  I. BACKGROUND

A. USCC, ROMG, and TPMG have heretofore entered into an agreement effective August 1, 1999, for the provision of radiation therapy Services for Members (the "Agreement").

B. USCC, ROMG, TPMG, USCCMG-CA and PARTNERSHIP executed an Assignment and Amendment to the Agreement on August 1, 2000, (the "First Assignment and Amendment") in which the parties made two separate assignments of and amendments to the Agreement. Those two assignments and amendments related to:

         1.       Assignment and Amendment #1 - Stockton Center

         2. Assignment and Amendment #2 - San Rafael, Santa Rosa, and Future Centers

C. The parties hereto desire to amend the Agreement in the manner hereinafter set forth.

NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                             II. GENERAL AGREEMENTS

A. EFFECTIVE DATE. Effective April 1, 2001, except as otherwise specifically noted below, the Agreement is amended as set forth below.

B. PRESERVATION OF TERMS. All other terms and conditions of the Agreement are to remain the same.

C. ROMG RIGHTS AND DUTIES. In accordance with this Second Assignment and Amendment, the parties understand and agree that ROMG will no longer retain any rights, obligations or duties under the Agreement after August 1, 2001, except as may have arisen prior to that date.

Amendment to the Radiation Therapy Services Agreement
TPMG, USCC, USCCMGCA, ROMG, AUSAM, USCC-USCMC Partnership


D. BINDING ON SUCCESSORS. The terms of this Second Assignment and Amendment shall be binding on the parties' successors and assigns.

E. COUNTERPARTS. This Second Assignment and Amendment may be executed in two or more counterparts, each constituting an original and all taken together constituting one and the same document.

F. DESIGNATION. The parties agree that, hereinafter, all references in the Agreement to ROMG shall now also refer to AUSAM as it pertains to obligations and privileges of the parties for their respective centers. The term "Contractor" shall jointly and separately refer to USCC, PARTNERSHIP, ROMG, AUSAM and USCCMG-CA.

                III. ASSIGNMENT AND AMENDMENT #3 - HAYWARD CENTER

A.       THE RECITALS OF THE AGREEMENT ARE AMENDED AS FOLLOWS:

         1. SECTION L is added as follows: "L. AUSAM is a California professional medical corporation that provides outpatient radiation oncology services. AUSAM's TIN number is: 94-3394639 and its California Corporation number is 2334027."

         2. SECTION M is added as follows: "M. USCC, ROMG and TPMG desire to have AUSAM provide Services at the East Bay Regional Cancer Center ("Hayward Center"). At this time, ROMG desires to assign its rights, interest and obligations under the Agreement related to the Hayward Center to AUSAM."

B.       THE TERMS OF THE AGREEMENT ARE ASSIGNED AND AMENDED AS FOLLOWS:

         1. ASSIGNMENT. ROMG hereby assigns and transfers to AUSAM all right, title and interest in and to the Agreement related to the Hayward Center, effective August 1, 2001.

         2. ACCEPTANCE OF ASSIGNMENT. AUSAM hereby accepts assignment and transfer of all right, title and interest in and to the Agreement, and expressly assumes all of the rights, liabilities (beginning August 1, 2001) and responsibilities of ROMG under the Agreement pertaining to the Hayward Center and agrees to perform and be bound by all terms, conditions and obligations of the Agreement for Services AUSAM provides at the Hayward Center.

         3. AUSAM REPRESENTATIONS AND WARRANTIES. AUSAM represents and warrants that it (a) has the authority to execute this Second Assignment and Amendment, and (b) has assumed all obligations and liabilities of ROMG relating to the Hayward Center arising under or related to the Agreement arising on or after August 1, 2001.

         4. ROMG REPRESENTATIONS AND WARRANTIES. ROMG represents and warrants that it has acquired tail insurance coverage for liabilities arising prior to August 1, 2001, in amounts equivalent to not less than the minimum insurance coverage required of ROMG under the Agreement prior to assignment, and satisfactory to TPMG. ROMG represents and warrants that it shall maintain such tail insurance in full force and effect for a period of ten (10) years following the effective date of this Second Assignment and Amendment. ROMG shall provide adequate evidence of such insurance to TPMG upon TPMG's request at any time.

         5. TPMG CONSENT. TPMG hereby consents to the assignment of rights and assumption of duties described in this Article III.

Amendment to the Radiation Therapy Services Agreement
TPMG, USCC, USCCMGCA, ROMG, AUSAM, USCC-USCMC Partnership


         6. NOTICES. The parties hereby agree that all notices regarding the Hayward Center required under the Agreement to be directed to ROMG shall henceforth be directed to AUSAM at the following address:

                           AUSAM Medical Group, Inc.
                           c/o US Cancer Care
                           700 Ygnacio Valley Rd., #300
                           Walnut Creek, CA   94596

         7. PAYMENT BY KP. The parties acknowledge and agree that all payments due and owing from KP to ROMG pursuant to the Agreement for the Hayward Center shall, for Services on or after August 1, 2001, be made to AUSAM, provided, however, that disputes involving KP's payment
         (a) to ROMG of amounts owing to AUSAM, or (b) to AUSAM of amounts owing to ROMG, shall be resolved between ROMG and AUSAM without liability on the part of KP.

                        IV. ASSIGNMENT AND AMENDMENT #4 -
               FRESNO, SAN RAFAEL, SANTA ROSA, AND FUTURE CENTERS

A.       THE RECITALS TO THE AGREEMENT ARE FURTHER AMENDED AS FOLLOWS:

         SECTION N is added as follows: "N. The parties acknowledge that PARTNERSHIP and TPMG are currently planning to develop new Service centers in the Santa Rosa and Fresno areas. Further, development of a Service center in the San Rafael area has been suspended as of April 1, 2001. At this time, ROMG desires to assign its interest and obligations under the Agreement and the First and Second Assignments and Amendments, as related to the Service centers that the parties desire to develop in the future, including but not limited to the currently planned Santa Rosa and Fresno Centers, to USCCMG-CA. This assignment relieves ROMG of any and all future interest or obligation in the Agreement."

B.       THE TERMS OF THE AGREEMENT ARE FURTHER ASSIGNED AND AMENDED AS FOLLOWS:

         1. ASSIGNMENT. ROMG hereby assigns and transfers all right, title and interest in and to the Agreement for Services provided at the Santa Rosa and Fresno Centers and such future centers that the parties develop, to USCCMG-CA, effective as of April 1, 2001.

         2. ACCEPTANCE OF ASSIGNMENT. USCCMG-CA hereby accepts assignment and transfer of all right, title and interest in and to the Agreement, and expressly assumes and agrees to perform and be bound by all terms, conditions and obligations of ROMG under the Agreement for Services provided at the Santa Rosa and Fresno Centers and such future centers as the parties may develop.

         3. USCCMG-CA REPRESENTATIONS AND WARRANTIES. USCCMG-CA represents and warrants that it (a) has the authority to execute this Second Assignment and Amendment, and (b) has assumed all obligations and liabilities of ROMG arising from the Santa Rosa and Fresno Centers and such future Centers that the parties may develop under or related to the Agreement arising on or after April 1, 2001.

         4. ROMG REPRESENTATIONS AND WARRANTIES. ROMG represents and warrants that no Services were provided under the Agreement as part of the Santa Rosa and Fresno Centers before April 1, 2001, and, thus, no tail insurance for prior periods is required.

         5. TPMG CONSENT. TPMG hereby consents to the assignment of rights and assumption of duties described in this Article IV of the Second Assignment and Amendment.

Amendment to the Radiation Therapy Services Agreement
TPMG, USCC, USCCMGCA, ROMG, AUSAM, USCC-USCMC Partnership


         6. NOTICES. The parties hereby agree that all notices regarding the Fresno, Santa Rosa or future centers required under the Agreement to be directed to ROMG shall henceforth be directed to USCCMG-CA at the following address:

                           USCCMG-CA
                           c/o US CancerCare
                           700 Ygnacio Valley Rd., #300
                           Walnut Creek, CA   94596

         7. PAYMENT BY KP. The parties acknowledge and agree that all payments due and owing from KP to ROMG pursuant to the Agreement for the Santa Rosa and Fresno Centers and such future Centers that the parties develop shall hereinafter be made to USCCMG-CA, provided, however, that disputes involving KP's payment (a) to ROMG of amounts owing to USCCMG-CA, or (b) to USCCMG-CA of amounts owing to ROMG, shall be resolved between ROMG and USCCMG-CA without liability on the part of KP.

         8. ASSUMPTION OF COSTS AND EXPENSES RELATING TO THE SAN RAFAEL CENTER. In the event any party has incurred expenses or costs in preparation for or anticipation of the opening of the San Rafael Center, each party, including without limitation ROMG and TPMG, agrees to absorb its own expenses and costs. Further, all parties agree to waive their rights to recover any such costs or expenses from any other party by virtue of the decision to suspend development of the San Rafael Center.

         9. ASSUMPTION OF COSTS AND EXPENSES RELATING TO THE SANTA ROSA AND FRESNO CENTERS. In the event ROMG has incurred any expenses or costs in preparation for or anticipation of the opening of the Santa Rosa or Fresno Centers, ROMG agrees to absorb its own expenses and costs.

         10. WAIVER OF INTEREST IN FUTURE DEVELOPMENT. ROMG hereby waives and abandons any right, title or interest it may have under law or the Agreement to the development or operation of the Santa Rosa Center, the Fresno Center, and any other future center, if ever such development and operation may occur.

                            V. ADDITIONAL AMENDMENTS

A. SECTION 3.1 (B)(FOUND IN THE FIRST ASSIGNMENT AND AMENDMENT) IS AMENDED AS FOLLOWS (ADDITIONS INDICATED BY UNDERLINING, DELETIONS INDICATED BY STRIKEOVER):

         "(b) Each year during the term of this Agreement, Contractor shall determine the projected annual budget ("Projected Budget") for facilities where Services are provided to Members pursuant to this Agreement. The Projected Budget for each such facility for the first year of this Agreement is set forth in Exhibit 3. Thereafter, Contractor shall submit the Projected Budget for each facility to TPMG for approval no later than three (3) month(s) prior to the anniversary date of the opening of each such facility. The parties shall agree in writing to the opening date of each facility covered under this Agreement for purposes of establishing the annual Projected Budget for each such facility location for the following budget period ("Budget Year"). The Projected Budget for each facility shall set forth CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. The Projected Budget for each such facility shall also set forth CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION at the relevant facility for the Budget Year. CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION shall be agreed upon no later than one (1) month prior to the beginning of the applicable Budget Year. If for any Budget Year the parties are unable to agree upon the Projected Budget for any facility, the matter shall be resolved pursuant to Article 8. Until such time as the matter is so resolved, the Projected Budget for such facility shall be the Projected Budget for such facility for the immediately preceding Budget Year."

Amendment to the Radiation Therapy Services Agreement
TPMG, USCC, USCCMGCA, ROMG, AUSAM, USCC-USCMC Partnership


B. SECTION 3.1 (D) (FOUND IN THE BODY OF THE AGREEMENT) IS AMENDED AS FOLLOWS (ADDITIONS INDICATED BY UNDERLINING, DELETIONS INDICATED BY STRIKEOVER):

         "(d) Within sixty (60) days of the end of the Budget Year for each facility, CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION along with any supporting documentation requested by CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, regardless of when the invoice for Services related to any such case was paid (including the payment for a course of treatment which overlaps the end of one Budget Year and the beginning of the next). CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION TPMG shall retain the right to CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION with the consent of USCC of CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION by or on behalf of USCC. CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION USCC's normal business hours and upon prior notice to USCC."

C. SECTIONS 3.1 (B THROUGH E) ARE SUSPENDED PERTAINING TO THE STOCKTON, FRESNO AND SANTA ROSA CENTERS, AS NOTED BELOW:

         The parties agree that with respect to the Stockton Center (for two budget years, 2/28/01 through 2/28/03), the Fresno Center (for two budget years from opening) and the Santa Rosa Center (for two budget years from opening) the provisions of these Sections CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for the length of time noted above for the respective Center. In their stead, the budgets for each of these facilities now provide for CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION This suspension does not relieve USCC, PARTNERSHIP and USCCMG-CA of their other duties in these Sections related to budget preparation and review/oversight of such budget with TPMG. However, to the extent that CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

D.       EXHIBIT 3 IS MODIFIED AS FOLLOWS:

         1. Exhibit 3A (Hayward) is amended to add the attached Exhibit 3A-1 to address budget and rates for the Hayward Center effective August 1, 2000.

         2. Exhibit 3B (Stockton), Exhibit 3C (San Rafael), and Exhibit 3D (Santa Rosa) are hereby deleted and replaced by the attached Exhibit 3B (Stockton), Exhibit 3C (Fresno), and Exhibit 3D (Santa Rosa).

E.       SECTION 3.2 IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

         3.2      PAYMENT OF COMPENSATION. In accordance with the provisions of
         Section 3 and Exhibit 3 of this Agreement, TPMG shall pay Contractor for Covered Services rendered to Members. Contractor shall accept such amounts paid by TPMG and any Copayments Contractor is directed to collect, as payment in full. Emergency Services must be Approved Emergency Claims (pursuant to Section 2.3) and other Services must be Authorized Services (pursuant to Section 2.4) as a condition for payment. Payment for Covered Services shall be made within thirty (30) working days of receipt of a properly submitted and undisputed invoice as described in Exhibit 4, or within such other time frame as may be required by applicable federal or state laws, rules or regulations. Both parties shall use reasonable efforts to resolve disputes regarding

Amendment to the Radiation Therapy Services Agreement
TPMG, USCC, USCCMGCA, ROMG, AUSAM, USCC-USCMC Partnership


         invoices in accordance with Section 8.1. Upon resolution of the dispute, the invoice shall be paid within thirty (30) working days of the date of resolution. Interest and penalties on any late payments will be paid as required of Health Plan by law.

F.       SECTION 4.1 IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

         "4.1     TERM. This Agreement will begin on the effective date
         (specific to each Center), and will continue in effect for three (3) years for the Hayward and Stockton Centers and five (5) years for the Santa Rosa and Fresno Centers, and such future Centers as the parties may develop. This Agreement will thereafter automatically renew for each Center for successive five (5)-year terms based upon each Center's initial effective date, unless terminated in accord with Sections 4.2, 4.3, or 4.4, below. Further, if any party desires to allow the Agreement as it relates to any particular center to expire at the end of the initial or any subsequent term for that specific center, the party shall give written notice of such intent to the other party at least One Hundred Eighty (180) days prior to the end of that term."

G. SECTION 4.2 IS HEREBY AMENDED AS FOLLOWS (ADDITIONS INDICATED BY UNDERLINING, DELETIONS INDICATED BY STRIKEOVER):

         "4.2     WITHOUT CAUSE TERMINATION. This Agreement may be terminated, either in whole or in part as it relates to a particular center, at any time for any reason or for no reason by TPMG upon at least ninety (90) days' prior written notice to the other parties, subject to the provisions of Section 4.6. In the event of termination under this Section, TPMG shall pay USCC or PARTNERSHIP the Termination Amount listed in Exhibit 3 for each year remaining under the current term for each facility to which the termination applies (prorated as appropriate for partial years based on the Budget Year for each such facility). This payment does not apply to a termination under any other provision of this Agreement, including but not limited to any termination of the Agreement under Sections 4.3, 4.4 or 4.5 or to an expiration at the end of the term, or any extension thereof."


H. SECTION 4.3(A) IS HEREBY AMENDED AS FOLLOWS (ADDITIONS INDICATED BY UNDERLINING, DELETIONS INDICATED BY STRIKEOVER):

         "4.3     IMMEDIATE TERMINATION.

                  (a) Each party to this Agreement shall immediately notify TPMG and TPMG may immediately suspend this Agreement as it relates to that party in the event there is a material adverse change in any insurance coverage required of that party hereunder, other than a cancellation, non-renewal, expiration or failure to obtain coverage. If the party does not provide adequate insurance coverage within thirty
         (30) days of the material adverse change, TPMG may terminate this Agreement as it relates to that party immediately. Each party shall immediately notify TPMG and this Agreement will terminate as it relates to that party without further action of the any parties if such insurance coverage is canceled, not renewed or expires, or if that party fails to obtain any insurance coverage as required by this Agreement. If this Agreement terminates without further action of the parties, the effective date of termination shall be the date of the occurrence of such event or, at TPMG's option, such other date as determined by TPMG in its sole discretion."

Amendment to the Radiation Therapy Services Agreement
TPMG, USCC, USCCMGCA, ROMG, AUSAM, USCC-USCMC Partnership


I. SECTION 4.3(C) IS HEREBY AMENDED AS FOLLOWS (ADDITIONS INDICATED BY UNDERLINING, DELETIONS INDICATED BY STRIKEOVER):

         "4.3     IMMEDIATE TERMINATION.

                  "(c) Each party to this Agreement shall notify TPMG and TPMG may terminate this Agreement or the Agreement as it relates to that party immediately upon written notice to Contractor any party to this Agreement files a petition in or for bankruptcy, reorganization or an arrangement with creditors; makes a general assignment for the benefit of creditors; is adjudged bankrupt; is unable to pay debts as they become due; has a trustee, receiver or other custodian appointed on its behalf, or has a case or proceeding commenced against it under any bankruptcy or insolvency law."


J.       SECTION 9.5 IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

         "9.5     ASSIGNMENT. Subject to the provisions related to successors set forth below, neither this Agreement nor any duties or obligations under this Agreement may be assigned or subcontracted by USCC, PARTNERSHIP, AUSAM and/or USCCMG-CA without the prior written consent of TPMG. TPMG agrees that such consent shall not be unreasonably withheld. CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Any material change of ownership or control of USCC, PARTNERSHIP, AUSAM and/or USCCMG-CA shall be deemed an assignment of this Agreement requiring the prior written consent of TPMG. If Department of Health Services' ("DHS") or a Medi-Cal Plan's approval is required by law or Health Plan Medi-Cal Contracts, assignment or delegation of this Agreement shall be void unless prior written approval is obtained from DHS and/or such Medi-Cal Plan."

               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Amendment to the Radiation Therapy Services Agreement
TPMG, USCC, USCCMGCA, ROMG, AUSAM, USCC-USCMC Partnership


         IN WITNESS WHEREOF, the parties have caused this Second Assignment and Amendment to be executed by their respective duly authorized representatives as of the dates set forth below.



THE PERMANENTE MEDICAL GROUP, INC.                          RADIATION ONCOLOGY MEDICAL GROUP, INC.

By:  /s/ Philip Madvig, MD                                      By: /s/ Harry Newman
     ------------------------------------------------               -------------------------
     Philip Madvig, M.D.                                        Name: Harry Newman, M.D.
     TPMG Associate Executive Director                                -----------------------
                                                                Title: President
                                                                      -----------------------
Date:  8/29/01                                                  Date: 8/16/01
     ------------------------------------------------                 -----------------------

Reviewed By: /s/ Belinda Rossmiller                         USCC HEALTH CARE MANAGEMENT CORP.
             ----------------------------------------
     Bellinda Rossmiller, Administrator                         By: /s/ Richard Padelford
     Med. Svcs. Planning & Contracting Support                      -------------------------
                                                                Name:  Richard Padelford
                                                                     ------------------------
     Date:9/5/01                                                Title: President
          -------------------------------------------                  ----------------------
                                                                Date: 8/28/01
                                                                     ------------------------

                                                            USCC MEDICAL GROUP-CA, INC.
                                                                By: /s/ Barry Tepperman
                                                                   --------------------------
                                                                Name: Barry Tepperman
                                                                     ------------------------
                                                                Title: President
                                                                      -----------------------
                                                                Date: 8/21/01
                                                                     ------------------------

                                                            USCMC-USCC PARTNERSHIP
                                                                By: /s/ W. Brian Fuery
                                                                   --------------------------
                                                                Name: W. Brian Fuery
                                                                     ------------------------
                                                                Title: CEO
                                                                      -----------------------
                                                                Date: 8/20/01
                                                                     ------------------------

                                                            AUSAM MEDICAL GROUP, INC.
                                                                By: /s/ Samuel P. Au
                                                                   --------------------------
                                                                Name: Samuel P. Au, M.D.
                                                                     ------------------------
                                                                Title: President
                                                                      -----------------------
                                                                Date: 8/17/01
                                                                     ------------------------